Exhibit 99.1

   Annual Shareholders Meeting  May 9, 2017

 Welcome

 Item 1: Election of Directors  Robert J. Bogino  Nicolas B. Mason  David Sessions  Ann Taylor

 Item 2: Non-binding Advisory Vote on Compensation of Named Executive Officers  “Say on Pay”

 Item 3: Ratification of Appointment of Independent Registered Public Accounting Firm

 Experienced Management Team  Gary BurdickChief Commercial Banking Officer  JoanBulanowskiChief Mortgage & Consumer Lending Officer  Jocelyn MitchellChief Retail Banking Officer  Richard SudolChief Financial Officer

 The foregoing contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These statements, which are based on certain assumptions and describe our future plans, strategies and expectations, can generally be identified by the use of words such as “may,” “will,” “should,” “could,” “would,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “estimate” or words of similar meaning. These forward-looking statements include statements relating to our anticipated future financial performance, projected growth and management’s long-term performance goals, as well as statements relating to the anticipated effects on results of operations and financial condition from developments or events, our business and growth strategies. These forward-looking statements are subject to significant risks, assumptions and uncertainties, and could be affected by many factors. The following, which is not intended to be an all-encompassing list of risks and uncertainties affecting us, summarizes several factors that could cause our actual results to differ materially from those anticipated or expected in these forward-looking statements: economic conditions (both generally and in our markets) being less favorable than expected; a general decline in the real estate and lending market; inaccuracies in management’s assumptions used in calculating the appropriate amount to be placed into our allowance for loan and lease losses; restrictions or conditions imposed by regulators on our operations; legislative and regulatory changes that may subject us to additional regulatory oversight; changes in accounting standards including, without limitation, a new standard on determining the amount of the allowance for credit losses, and compliance requirements; competitive pressures among depository and other financial institutions increasing significantly; changes in the interest rate environment; competitors having greater financial resources and developing products that enable them to compete more successfully than we can; our ability to attract and retain key personnel; adverse changes occurring in the equity markets; war or terrorist activities causing further deterioration in the economy or instability in credit markets; and economic, governmental or other factors that may prevent the projected population and residential and commercial growth in the markets in which we operate. A detailed discussion of factors that could affect our results is included in our SEC filings, including our Form 10-K for the year ended December 31, 2016 and our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017. We do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date of forward-looking statements are made. Forward-looking statements speak only as of the date on which they are made. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements.  Forward-Looking Statements

 2016 Highlights

 2016 Performance Highlights Commercial Banking Growth West Hartford Branch Launch Family Business Focus Community Bank Advocacy  Agenda

 Deployed Capital Raised in 2015Strong Commercial Loan GrowthImproved Mortgage PerformanceLaunched West Hartford Branch  2016 Highlights

      2016 Financial Performance Highlights

 Total Assets Trend

 Net Loan & Lease Growth  Source: FDIC UBPR

 Asset QualityLoans 90+ Days Past Due  Source: FDIC UBPR

 Asset Quality Net Loss/Average Loans & Leases  Source: FDIC UBPR

 Revenue Trend

 Earnings Trend

 Net Interest Margin Trend

 Efficiency Ratio

 Earnings Per Share

 Return on Average Assets Trend

 Return on Average Equity Trend

 Return on Average Equity – 2016Connecticut Banks  Source: FMC

 Return on Average Equity – Q1 2017Connecticut Banks  Source: FMC

 Return on Average Assets - 2016Connecticut Banks  Source: Whittlesey & Hadley, P.C.

 Return on Average Assets – Q1 2017 Connecticut Banks  Source: Whittlesey & Hadley, P.C.

 Shareholder ReturnStock Price Trend

 Shareholder ReturnTotal Return  SNL U.S. Bank : Includes all Major Exchange (NYSE, NYSE MKT, NASDAQ) Banks in SNL's coverage universe.  SNL U.S. Bank Pink : Includes all Banks in SNL's coverage universe traded OTC.

   Commercial Banking

 Commercial Loans Outstanding  Dollars in thousands

 New Commercial Loan Commitments  Dollars in Thousands

 Commercial Loan Fundings  Dollars in Thousands

 New Commercial Relationships

 Commercial Loan Asset QualityIndustry Concentrations

 Commercial Loans by Type  Dollars in Thousands  As of year end

 Commercial Loan Asset QualityPortfolio Concentrations: Top 10 Borrowers

 Commercial Loan Asset QualityDelinquencies

 Commercial Loan Asset QualityCharge Offs  Dollars in thousands

   Mortgage Banking

 Simsbury Bank Mortgage Market ShareTransactionsAvon, Bloomfield, Granby, Simsbury Transactions

 Mortgage Market Share LeadersAvon, Bloomfield, Granby, Simsbury Transactions

 2016 Mortgage Market Share LeadersAvon, Bloomfield, Granby, Simsbury, West Hartford

 Market Share Ranking(Dollars)  Category  Total market  Purchase  Non-Purchase  2010 – 4 town market share  2   26   2  2011 – 4 town market share  2  28   2  2012 – 4 town market share    5    2013 – 4 town market share     3    2014 – 4 town market share  2   2   3  2015 – 4 town market share        2   2016 – 5 town market share      2

 Market Share Ranking(Transactions)  Category  Total market  Purchase  Non-Purchase  2010 – 4 town market share     22     2011 – 4 town market share    21     2012 – 4 town market share    4    2013 – 4 town market share     2    2014 – 4 town market share     2    2015 – 4 town market share          2016 – 5 town market share  2    3

 Mortgage Originations

 Mortgage Loan ServicingPortfolio and Revenue

 Mortgage Gain on Sale Revenue  47

   Retail Banking

 Deposit Mix – Average Deposits  Dollars in thousands

 Deposit Market Share LeadershipAvon, Bloomfield, Granby, Simsbury

   West Hartford

 West Hartford Branch

 West Hartford 2016 Deposit Growth

 West Hartford Branch Checking Growth  Opened 265 New Accounts for $7.16 Million  Consumer Units  144 new consumer accounts57 of those accounts were relationship accounts. (Pinnacle Plus Advantage)  Commercial Units  121 new business accounts12 of those accounts were analysis accounts  Consumer Dollars  Grew consumer checking deposits by $324,000 Relationship account average balances are $3,100 per account.  Commercial Dollars  Grew Commercial Dollars by $6,842,585Average Balances are $56,550 per account.

 West Hartford Savings / CD Growth  Opened 171 New Accounts for $20.9 Million  Consumer Units  Commercial Units  Consumer Dollars  Commercial Dollars  150 new consumer Savings and CD accounts43% of the accounts were time deposits of 16 months or more  21 new Commercial Savings and Time Deposit accounts  Grew Consumer Savings and CDs by $20.9 Million Average balances are $142,100 per account  Grew Commercial Savings and CD Dollars by $1,304,605Average Balances are $62,125 per account

 West Hartford Loan Growth  Consumer Loan Growth  Closed 59 Consumer Loans and Mortgages for $17 MillionRetail team originated 20 loans for $2.8 millionMortgage Loan Advisors originated 39 loans for $12.8 million  Commercial Loan Growth  Closed 48 commercial loans for $27.8 million13 commercial mortgages for $11.9 million15 revolving loans for $5.55 million15 term loans for $6.94 million

   Family Business Focus

   Strategy Challenge

 Deliver consistent annual top quartile risk adjusted earnings and revenue growth performance as compared to regional and State publicly-held peer banks that yield competitive returns to our shareholders.Develop a sustainable competitively differentiated operating model that provides real value and benefits to our customers and supports our financial growth and return objectives.  Goals

 Drivers of Financial SuccessWe are a public company and shareholders expect a return.Competitive Market OpportunitiesNeed to differentiate ourselves.Long Term PerspectiveFrom the Bank’s beginning, wanted to be a bank for the long run.  Strategy Development Considerations

Financial Success Measures

- **Shareholder Success Measures**
  - Return on Assets
  - Return on Equity
  - Total Return on Investment
- **Drivers of Success Measures**
  - Revenue
    - Loan interest income
    - Gain on Sale of Mortgages
    - Deposit Account Related Fee Income
    - Other Non-Interest Income
  - Expense
    - Cost of Funds – Deposits and other funding
    - Non-interest expense

SBT Bancorp

Competitive Market Opportunities

- **Banking Industry Consolidation**
  - Fewer smaller banks
  - Almost as many banks in Greater Hartford as 2008
- **Technological Innovation**
  - Payment system
  - Specialized market lending
  - Regulatory level playing field issues
- **Competitive Differentiation Opportunities**
  - Focus on businesses, their owners and their owner's families
  - Use our size to our advantage
  - Excel in areas important to our market focus and our branch franchise

SBT Bancorp

 Hartford County Banks  Special purpose banks excluded

 Technology  64

 Fintech  65

 Long Term Perspective  A bank for the long run    1995  2000  2005  2010  2015  2017  Years to Come

Competitive Differentiation

- **Focus on businesses, their owners and their owner's families**
  - Demonstrate understanding of family business dynamics and needs
  - Deliver what family businesses are looking for
- **Use our size to our advantage**
  - Flat organizational structure – less bureaucracy
  - More discretion at local level
  - Access to leadership
- **Excel in areas important to our branch franchise**
  - Leading market share for deposits, mortgages and loans
  - Customer Service Excellence & Accessible Advisor
  - Community Involvement

SBT Bancorp

Strategic Focus


Businesses, Owners & their Families
Mortgage Banking Relationships
Branch Franchise Relationships

SBT Bancorp

Partnership with UConn

   Advocacy for Community Banks

 114th Congress Summary January 2015 to January 2017  Connecticut Congressional Delegation and Community Bank Support  71

 Senate Record114th Congress   Number of Bills Supported by    21

 Our Senators’ Records114th Congress  Richard Blumenthal      # Bills Sponsored / Co-Sponsored  # Bills Endorsed by American Bankers Association  # ABA Supported Bills Sponsored or Co-sponsored / Votes in Favor  77 / 479  21  1 / 2  Chris Murphy      # Bills Sponsored / Co-Sponsored  # Bills Endorsed by American Bankers Association  # ABA Supported Bills Sponsored or Co-sponsored / Votes in Favor  34 / 332  21  1 / 2

 House Record114th Congress   Number of Bills Supported by    55

 Our Congressional Reps’ Records114th Congress  John Larson - 1st District      # Bills Sponsored / Co-Sponsored  # Bills Endorsed by ABA  # ABA Supported Bills Sponsored or Co-sponsored / Votes For / Votes Against  14 / 353  55  0 / 1 / 2  Joe Courtney – 2nd District      # Bills Sponsored / Co- Sponsored  # Bills Endorsed by ABA  # ABA Supported Bills Sponsored or Co-sponsored / Votes For / Votes Against  9 / 250  55  0 / 1 / 2

 Our Congressional Reps’ Records114th Congress  Rosa DeLauro – 3rd District      # Bills Sponsored / Co-Sponsored  # Bills Endorsed by ABA  # ABA Supported Bills Sponsored or Co-sponsored / Votes For / Votes Against  48 / 377  55  0 / 1 / 2  Jim Himes – 4th District      # Bills Sponsored / Co-Sponsored  # Bills Endorsed by ABA  # ABA Supported Bills Sponsored or Co-sponsored / Votes For / Votes Against  14 / 264  55  3 / 4 / 3

 Our Congressional Reps’ Records114th Congress  Elizabeth Esty – 5th District      # Bills Sponsored / Co-Sponsored  # Bills Endorsed by ABA  # ABA Supported Bills Sponsored or Co-sponsored / Votes For / Votes Against  20 / 402  55  0 / 1 / 2

   Connecticut Congressional Delegation and Their Support for Community Banks  78        115th CongressJanuary 2017 to January 2019

 Senate Record115th CongressActivity Through May 5, 2017   Number of Bills Supported by    11

 Our Senators’ RecordsThrough May 5, 2017  Richard Blumenthal      # Bills Sponsored / Cosponsored  # Bills Endorsed by American Bankers Association  # ABA Endorsed Bills Supported  14 / 138  11  0  Chris Murphy      # Bills Sponsored / Cosponsored  # Bills Endorsed by American Bankers Association  # ABA Endorsed Bills Supported  11 / 62  11  0

 Our Senators’ RecordsThrough May 5, 2017Sponsorship of Other Legislation Important to Simsbury Bank  Chris Murphy      S. 588 – HALOS Act: “Helping Angels Lead our Startups Act”   5 Cosponsors  Referred to Committee on March 9, 2017   S. 617 – Lower Farmington River and Salmon Brook Wild and Scenic River Act  No Cosponsors  Referred to Committee on March 15, 2017  S. 891 – American Jobs Matter Act of 2017  4 Cosponsors  Referred to Committee on April 7, 2107

 House Record115th CongressActivity Through May 5, 2017   Number of Bills Supported by    20

 Our Congressional Reps’ RecordsThrough May 5, 2017  John Larson - 1st District      # Bills Sponsored / Co-Sponsored  # Bills Endorsed by ABA  # ABA Supported Bills Sponsored or Co-sponsored / Votes For / Votes Against  4 / 90  20  0 / 0 / 0  Joe Courtney – 2nd District      # Bills Sponsored  # Bills Endorsed by ABA  # ABA Supported BillsSponsored or Co-sponsored / Votes For / Votes Against  5 / 94  20  1 / 0 / 0

 Our Congressional Reps’ RecordsThrough May 5, 2017  Rosa DeLauro – 3rd District      # Bills Sponsored / Co-Sponsored  # Bills Endorsed by ABA  # ABA Supported Bills Sponsored or Co-sponsored / Votes For / Votes Against  11 / 129  20  0 / 0 / 0  Jim Himes – 4th District      # Bills Sponsored / Co-Sponsored  # Bills Endorsed by ABA  # ABA Supported Bills Sponsored or Co-sponsored / Votes For / Votes Against  3 / 86  20  1 / 0 / 0

 Our Congressional Reps’ RecordsThrough May 5, 2017  Elizabeth Esty – 5th District      # Bills Sponsored / Co-Sponsored  # Bills Endorsed by ABA  # ABA Supported Bills Sponsored or Co-sponsored / Votes For / Votes Against  6 / 92  20  0 / 0 / 0

 Our Congressional Rep’s Records115th Congress – Through May 5, 2017Sponsorship of Other Legislation Important to Simsbury Bank  Elizabeth Esty      H.R. 255: Promoting Women in Entrepreneurship Act  44 Cosponsors  Signed by the President – February 28, 2017  H.R. 1535: Lower Farmington River and Salmon Brook Wild and Scenic River Act  1 Cosponsor (Congressman Larson)  Referred to Committee on March 15, 2017

 Our Representatives’ Interests – Committee Assignments  January 31, 2017 Report: Financial services sector key to CT's economyPatricia Daddona  Connecticut's economy relies on the financial services industry more than any other New England state, with the sector's employment making up 14.1 percent of the state's overall workforce.That's one of several conclusions reached in a new study of the six New England states released Tuesday in Boston by the New England Council, the nation's oldest regional business association.Using largely 2015 and 2014 data, the study finds that 14.1 percent of all employment in Connecticut was based in this sector in 2015. Meantime, wages from Connecticut workers in banking, insurance and other asset management jobs totaled $35.1 billion, representing 22 percent of all wages paid in the state in 2015. The industry also contributed to about 20 percent of the state's overall GDP.

 Our Senators’ Interests  114th Congress Committee Assignments  Senate Committee on Veterans' Affairs  Senate Committee on Armed Services  Senate Committee on Commerce, Science, and Transportation  Senate Committee on the Judiciary  Senate Special Committee on Aging  Richard Blumenthal  115th Congress Committee Assignments  Senate Committee on Veterans' Affairs, Ranking Member  Senate Committee on Armed Services  Senate Committee on Commerce, Science, and Transportation  Senate Committee on the Judiciary

 Our Senators’ Interests  114th Congress Committee Assignments  Senate Committee on Appropriations   Senate Committee on Foreign Relations   Senate Committee on Health, Education, Labor, and Pensions   Chris Murphy  115th Congress Committee Assignments  Senate Committee on Appropriations   Senate Committee on Foreign Relations   Senate Committee on Health, Education, Labor, and Pensions

 Our Congressional Reps’ Interests  114th Congress Committee Assignments  House Committee on Ways and Means  House Committee on Ethics  John Larson  115th Congress Committee Assignments  House Committee on Ways and Means  Lead Democrat on Ways and Means Social Security Subcommittee

 Our Congressional Reps’ Interests  114th Congress Committee Assignments  House Committee on Armed Services  House Committee on Education and the Workforce  Joe Courtney  115th Congress Committee Assignments  House Committee on Armed Services  House Committee on Education and the Workforce

 Our Congressional Reps’ Interests  114th Congress Committee Assignments  House Committee on Appropriations  Rosa DeLauro  115th Congress Committee Assignments  House Committee on Appropriations

 Our Congressional Reps’ Interests  114th Congress Committee Assignments  House Committee on Financial Services  House Permanent Select Committee on Intelligence     Jim Himes  115th Congress Committee Assignments  House Committee on Financial Services  House Permanent Select Committee on Intelligence

 Our Congressional Reps’ Interests  114th Congress Committee Assignments  House Committee on Science, Space, and Technology   House Committee on Transportation and Infrastructure   Elizabeth Esty  115th Congress Committee Assignments  House Committee on Science, Space, and Technology   House Committee on Transportation and Infrastructure

   Advocating for Community Banks  action.aba.com

   Questions & Comments

 Election of DirectorsNon-binding Advisory Vote on Compensation of Named Executive OfficersRatification of Appointment of Baker, Newman, Noyes as Independent Registered Public Accounting Firm  Proxy Voting Results

   Thank You